SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2002

                                      BOA

                                  (Depositor)

   (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-12)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-12

On February 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-12, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-12 relating to the distribution date of February 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2002


                                      BOA


                          By: /s/ Brian Morro
                              ------------------------------
                          Name:   Brian Morro
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2002



                             Payment Date: 02/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-12
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         56,544,328.47    7.500000%     9,039,278.56    353,402.05    9,392,680.61       0.00       0.00
                        A2          3,092,000.00    7.500000%             0.00     19,325.00       19,325.00       0.00       0.00
                        A3          2,542,000.00    7.500000%             0.00     15,887.50       15,887.50       0.00       0.00
                        A4          2,043,000.00    7.500000%             0.00     12,768.75       12,768.75       0.00       0.00
                        A5         10,000,000.00    7.500000%             0.00     62,500.00       62,500.00       0.00       0.00
                        A6         22,500,000.00    7.500000%             0.00    140,625.00      140,625.00       0.00       0.00
                        APO         1,480,618.92    0.000000%        39,770.02          0.00       39,770.02       0.00       0.00
Residual                AR                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,729,089.44    7.500000%         5,370.01     35,806.81       41,176.82       0.00       0.00
                        B2          1,652,829.09    7.500000%         1,549.23     10,330.18       11,879.42       0.00       0.00
                        B3            991,893.28    7.500000%           929.72      6,199.33        7,129.06       0.00       0.00
                        B4            661,914.97    7.500000%           620.43      4,136.97        4,757.40       0.00       0.00
                        B5            441,603.34    7.500000%           413.92      2,760.02        3,173.95       0.00       0.00
                        B6            269,278.61    7.500000%           252.40      1,682.99        1,935.39       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        107,948,556.12     -            9,088,184.29    665,424.61    9,753,608.90     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         47,505,049.91              0.00
                                A2          3,092,000.00              0.00
                                A3          2,542,000.00              0.00
                                A4          2,043,000.00              0.00
                                A5         10,000,000.00              0.00
                                A6         22,500,000.00              0.00
                                APO         1,440,848.91              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,723,719.43              0.00
                                B2          1,651,279.85              0.00
                                B3            990,963.56              0.00
                                B4            661,294.54              0.00
                                B5            441,189.41              0.00
                                B6            269,026.21              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         98,860,371.83     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-12
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     56,544,328.47     7.500000% 060506KM3    52.286433      2.044204    274.786267
                           A2      3,092,000.00     7.500000% 060506KN1     0.000000      6.250000  1,000.000000
                           A3      2,542,000.00     7.500000% 060506KP6     0.000000      6.250000  1,000.000000
                           A4      2,043,000.00     7.500000% 060506KQ4     0.000000      6.250000  1,000.000000
                           A5     10,000,000.00     7.500000% 060506KR2     0.000000      6.250000  1,000.000000
                           A6     22,500,000.00     7.500000% 060506KS0     0.000000      6.250000  1,000.000000
                           APO     1,480,618.92     0.000000% 060506KT8    21.768770      0.000000    788.672272
Residual                   AR              0.00     7.500000% 060506KU5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,729,089.44     7.500000% 060506KV3     0.917793      6.119776    978.246357
                           B2      1,652,829.09     7.500000% 060506KW1     0.917793      6.119776    978.246357
                           B3        991,893.28     7.500000% 060506KX9     0.917793      6.119776    978.246358
                           B4        661,914.97     7.500000% 060506KY7     0.917793      6.119776    978.246361
                           B5        441,603.34     7.500000% 060506KZ4     0.917794      6.119780    978.247032
                           B6        269,278.61     7.500000% 060506LA8     0.560010      3.734103    596.896512
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     107,948,556.12       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-12
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance        98,860,372.03    98,860,372.03
Loan count                    269              269
Avg loan rate           7.846855%             7.85
Prepay amount        8,986,866.19     8,986,866.19

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        27,143.83        27,143.83
Sub servicer fees            0.00             0.00
Trustee fees               404.81           404.81


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses      174,498.99       174,498.99

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                2,250,137.38     2,250,137.38
Special Hazard       1,948,599.34     1,948,599.34


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.978761%           100.000000%             98,201,947.39
   -----------------------------------------------------------------------------
   Junior            9.021239%             0.000000%              9,737,473.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,338,181.69
60 to 89 days                           0                         0.00
90 or more                              2                   507,658.50
Foreclosure                             0                         0.00

Totals:                                 6                 1,845,840.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,753,608.90          9,753,608.90
Principal remittance amount            9,088,184.29          9,088,184.29
Interest remittance amount               665,424.61            665,424.61